UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 23, 2017

WATSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-5581	59-0778222
(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

(Address of Principal Executive Offices, Including Zip Code)

(305) 714-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 23, 2017, Watsco, Inc., a Florida corporation (the “Company”), entered into a Sales Agreement (the “Sales Agreement”) with Robert W. Baird & Co. Incorporated (the “Agent”), relating to the Company’s issuance and sale, from time to time, of up to $250.0 million of its Common stock, par value $0.50 per share (the “Placement Shares”), in a registered offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 207831) filed on November 5, 2015, together with a prospectus supplement forming a part thereof filed with the Securities and Exchange Commission on August 23, 2017 pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Sales, if any, of the Placement Shares pursuant to the Sales Agreement may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act, including sales made directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange. The Company is not obligated to sell any Placement Shares under the Sales Agreement.

The Agent will receive a commission or discount of up to 2.0% of the gross sales price of all Placement Shares sold through it under the Sales Agreement. The Sales Agreement contains customary representations, warranties and covenants of the Company, and the Company has agreed to indemnify the Agent against certain liabilities.

The Company intends to use the net proceeds from the sale, if any, of Placement Shares in the offering for general corporate purposes, which may include, without limitation, the acquisition of complementary businesses, the repayment of outstanding indebtedness, capital expenditures and working capital.

The foregoing description of the Sales Agreement is only a summary and is qualified in its entirety by reference to the full text of the Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Sales Agreement, dated August 23, 2017, by and between the Company and Robert W. Baird & Co. Incorporated

5.1	Opinion of Greenberg Traurig, P.A.

23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: August 23, 2017	By:	/s/ Ana M. Menendez
Ana M. Menendez,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Sales Agreement, dated August 23, 2017, by and between the Company and Robert W. Baird & Co. Incorporated

5.1	Opinion of Greenberg Traurig, P.A.

23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1 hereto)